                                                                    EXHIBIT 23.1






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Dynamex Inc.
Dallas, Texas


We hereby consent to the incorporation by reference in the Registration Statement No. 333-19773 on Form S-8 of our report dated October 11, 2002, relating to the consolidated financial statements of Dynamex Inc. appearing in the Company's Annual Report on Form 10-K for the year ended July 31, 2002.





/s/ BDO Seidman, LLP
-----------------------------
    BDO Seidman, LLP


Dallas, Texas
October 29, 2002